Exhibit 10.12D

Fourth Amendment to Registration Rights Agreement

The undersigned parties hereby agree that the Registration Rights Agreement dated as of May 27, 1993 and amended by instruments dated November 20, 1995, September 4, 2002 and December 5, 2003 (the ‘‘Agreement’’), by and among Tanger Factory Outlet Centers, Inc. (the ‘‘Company’’) and Tanger Family Limited Partnership, Stanley K. Tanger and Steven B. Tanger (the ‘‘Rightholders’’) is amended and modified as follows:

1.    The Rightholders will not exercise any ‘‘piggy-back’’registration rights any of them may have with respect to (i) the filing by the Company and Tanger Properties Limited Partnership (the ‘‘Limited Partnership’’) of a Registration Statement on Form S-3 dated August         , 2006 and (ii) any ‘‘piggy-back’’ registration rights that may have arisen from November 21, 1995 through the date hereof.

2.    The Company agrees that the Rightholders shall have the right to make one additional Demand Registration (as defined in the Agreement) bringing the total number of Demand Registrations available under the Agreement to four (4) and that Company will pay all Registration Expenses (as defined in the Agreement) with regard to such additional Demand Registration.

3.    The Rightholders do not hereby waive notice of, or any registration rights with respect to, any other Registration Statement for the Company’s securities and do not hereby waive or release their rights to demand registration of the Company’s securities which they have pursuant to Section 3 of the Agreement including the November 20, 1995, the September 4, 2002 and the December 5, 2003 amendments thereto.

Dated: August 8, 2006

[SIGNATURES TO APPEAR ON SEPARATE PAGES]

IN WITNESS WHEREOF, the undersigned party has executed or caused to be executed this Fourth Amendment to Registration Rights Agreement dated as of August 8, 2006.

TANGER FAMILY LIMITED PARTNERSHIP, Rightholder
By: /s/ Stanley K. Tanger
STANLEY K. TANGER, its General Partner

STANLEY K. TANGER, Rightholder

IN WITNESS WHEREOF, the undersigned party has executed or caused to be executed this Fourth Amendment to Registration Rights Agreement dated as of August 8, 2006.

STEVEN B. TANGER, Rightholder /s/ Steven B. Tanger

IN WITNESS WHEREOF, the undersigned party has executed or caused to be executed this Fourth Amendment to Registration Rights Agreement dated as of August 8, 2006.

TANGER FACTORY OUTLET CENTERS, INC.

By: /s/ Stanley B. Tanger
Print Name: Stanley B. Tanger
Print Title: